Exhibit 99.1
CASE NAME: CIRCUIT CITY STORES, INC., ET AL.	ACCRUAL BASIS
CASE NUMBER: 08-35653
JUDGE: KEVIN R. HUENNEKENS

UNITED STATES BANKRUPTCY COURT

EASTERN DISTRICT OF VIRGINIA

RICHMOND DIVISION

MONTHLY OPERATING REPORT

MONTH ENDING: NOVEMBER 10, 2008 TO NOVEMBER 30, 2008

IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I
DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING
MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND
THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE
DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER
(OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH
PREPARER HAS ANY KNOWLEDGE.

RESPONSIBLE PARTY:

/s/ BRUCE H. BESANKO	EXECUTIVE VICE PRESIDENT AND CHIEF FINANCIAL OFFICER
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY	TITLE

BRUCE H. BESANKO	JANUARY 15, 2009
PRINTED NAME OF RESPONSIBLE PARTY	DATE

PREPARER:

/s/ MICHELLE O. MOSIER	VICE PRESIDENT AND CONTROLLER
ORIGINAL SIGNATURE OF PREPARER	TITLE

MICHELLE O. MOSIER	JANUARY 15, 2009
PRINTED NAME OF PREPARER	DATE

CASE NAME: CIRCUIT CITY STORES, INC., ET AL.		ACCRUAL BASIS-1
CASE NUMBER: 08-35653

BALANCE SHEET
(amounts in thousands)

	11/30/2008
ASSETS

CURRENT ASSETS
Cash and cash equivalents	$69,340
Short-term investments	888
Accounts receivable, net	592,334
Merchandise inventory	1,329,296
Deferred income taxes, net of valuation allowance	24,311
Income tax receivable	86,846
Prepaid expenses and other current assets	244,309
Intercompany receivables and investments in subsidiaries	524,285

TOTAL CURRENT ASSETS	2,871,609

Property and equipment	2,280,659
Accumulated depreciation	(1,693,998)
Net property and equipment	586,661
Other intangible assets, net	183
Other assets	137,667

TOTAL ASSETS	3,596,120

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
Merchandise payable	95,132
Expenses payable	112,412
Accrued expenses and other current liabilities	214,270
Accrued compensation	40,702
Intercompany payables	10,000
Accrued income taxes	1,968
Short-term debt	826,491

TOTAL CURRENT LIABILITIES	1,300,975

Accrued straight-line rent	150,037
Deferred rent credits	161,936
Deferred income taxes, net of valuation allowance	23,252
Other liabilities	35,184

LIABILITIES NOT SUBJECT TO COMPROMISE	1,671,384

LIABILITIES SUBJECT TO COMPROMISE	1,229,655

TOTAL LIABILITIES	2,901,039

STOCKHOLDERS' EQUITY
Common stock	435,662
Additional paid-in capital	304,382
Retained deficit	(74,691)
Accumulated other comprehensive income	29,728

TOTAL STOCKHOLDERS' EQUITY	695,081

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$3,596,120

CASE NAME: CIRCUIT CITY STORES, INC., ET AL.		ACCRUAL BASIS-2
CASE NUMBER: 08-35653

INCOME STATEMENT
(Amounts in thousands)	11/10/08 - 11/30/08
Net sales	$700,242
Cost of sales, buying and warehousing	616,129
Gross profit	84,113
Selling, general and administrative expenses	170,820
Asset impairment charges (1)	314,527
Operating loss	(401,234)
Interest income	20
Interest expense	18,628
Loss before reorganization items and income taxes	(419,842)
Reorganization items, net	5,497
Income tax benefit	(564)
Net loss	$(413,781)

(1) As required under generally accepted accounting principles, the company must test its long-lived assets for impairment when circumstances indicate that the carrying value of the asset may exceed its fair value. The testing for the period from 11/10/2008 - 11/30/2008 indicated that certain long-lived assets were impaired, resulting in a non-cash charge of $314.5 million. The charge was primarily related to long-lived assets at the company's stores.

CASE NAME: CIRCUIT CITY STORES, INC., ET AL.		ACCRUAL BASIS-3
CASE NUMBER: 08-35653

CASH RECEIPTS AND
DISBURSEMENTS
(amounts in thousands)

	11/10/2008 - 11/30/2008
Operating Activities:
Net loss	$(413,781)

Adjustments to reconcile net loss to net cash used in
operating activities:
Net gain from reorganization items	(5,497)
Depreciation expense	8,828
Amortization expense	2
Asset impairment charges	314,527
Stock-based compensation expense	(8,949)
Gain on dispositions of property & equipment	-
Provision for deferred income taxes	6,836
Other	(24)
Changes in operating assets and liabilities:
Accounts receivable, net	(297,020)
Merchandise inventory	265,779
Prepaid inventory	(116,209)
Prepaid expenses & other current assets	12,601
Other assets	(5,215)
Merchandise payable	27,792
Expenses payable	57,090
Accrued expenses, other current liabilities and accrued
income taxes	151,638
Intercompany receivables	(2,472)
Other long-term liabilities	(42,919)
Net cash used in operating activities before
reorganization items	(46,993)
Cash effect of reorganization items (professional fees)	(665)
Net cash used in operating activities	(47,658)

Investing Activities:
Purchases of property and equipment	(86)
Net cash used in investing activities	(86)

Financing Activities:
Proceeds from DIP borrowings	830,350
Principal payments on DIP borrowings	(734,450)
Principal payments on other short-term borrowings	(198)
Proceeds from long-term debt	401
Principal payments on long-term debt	(938)
Change in overdraft balances	587
Net cash provided by financing activities before
reorganization items	95,752
Cash effect of reorganization items (debt issuance costs)	(26,682)
Net cash provided by financing activities	69,070

Increase in cash and cash equivalents	21,326
Cash and cash equivalents at beginning of period	48,014
Cash and cash equivalents at end of period	$69,340

CASE NAME: CIRCUIT CITY STORES, INC., ET AL.						ACCRUAL BASIS-4
CASE NUMBER: 08-35653

				SCHEDULE	MONTH	MONTH	MONTH
ACCOUNTS RECEIVABLE AGING				AMOUNT	11/30/2008
1.	0-30				$549,170,282
2.	31-60				24,661,230
3.	61-90				7,287,020
4.	91	+			14,135,691
5.	TOTAL ACCOUNTS RECEIVABLE				$595,254,223
6.	AMOUNT CONSIDERED UNCOLLECTIBLE				2,920,247
7.	ACCOUNTS RECEIVABLE (NET)				$592,333,976

AGING OF POSTPETITION TAXES AND PAYABLES					MONTH:	11/10/2008 - 11/30/2008

TAXES PAYABLE			0-30 DAYS	31-60 DAYS	61-90 DAYS	91+ DAYS	TOTAL
1.	FEDERAL		$8,251,080	$-	$-	$-	$8,251,080
2.	STATE		32,921,016	-	-		32,921,016
3.	LOCAL		34,185	-	-		34,185
4.	OTHER (SEE APPENDIX A)		5,900,453	-	-	-	5,900,453
5.	TOTAL TAXES PAYABLE		$47,106,734	$-	$-	$-	$47,106,734

6.	MERCHANDISE PAYABLE		$68,654,380	$-	$-	$-	$68,654,380
	EXPENSES PAYABLE		$98,250,913	$-	$-	$-	$98,250,913

STATUS OF POSTPETITION TAXES					MONTH:	11/10/2008 - 11/30/2008

				BEGINNING	AMOUNT		ENDING
				TAX	WITHHELD AND/	AMOUNT	TAX
FEDERAL				LIABILITY*	OR ACCRUED	PAID	LIABILITY
1.	WITHHOLDING**			$-	$5,384,637	$(2,918,672)	$2,465,965
2.	FICA-EMPLOYEE**			-	3,683,532	(1,956,486)	1,727,046
3.	FICA-EMPLOYER**			-	4,635,692	(664,032)	3,971,660
4.	UNEMPLOYMENT			-	86,394	14	86,408
5.	INCOME			-	-	-	-
6.	OTHER (ATTACH LIST)			-	-	-	-
7.	TOTAL FEDERAL TAXES			$-	$13,790,255	$(5,539,176)	$8,251,079
STATE AND LOCAL & OTHER
8.	WITHHOLDING			$-	$1,564,184	$(868,072)	$696,112
9.	SALES			-	49,180,252	(17,257,408)	31,922,844
10.	EXCISE			-	-	-	-
11.	UNEMPLOYMENT			-	336,246	-	336,246
12.	REAL PROPERTY			-	-	-	-
13.	PERSONAL PROPERTY			-	-	-	-
14.	OTHER (SEE APPENDIX A)			1,940,819	4,181,572	(221,938)	5,900,453
15.	TOTAL STATE & LOCAL & OTHER			$1,940,819	$55,262,254	$(18,347,418)	$38,855,655
16.	TOTAL TAXES			$1,940,819	$69,052,509	$(23,886,594)	$47,106,734

*	The beginning tax liability should represent the liability from the prior month or, if this is the first operating
	report, the amount should be zero.
**	Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit.

CASE NAME: CIRCUIT CITY STORES, INC., ET AL.				APPENDIX A
CASE NUMBER: 08-35653

OTHER TAXES PAYABLE
	0-30 days	31-60 days	61-90 days	91+ days	Total
State & Local Income Taxes	1,278,186	-	-	-	1,278,186
Franchise Taxes	689,550	-	-	-	689,550
Business Licenses and Gross Receipts Taxes	322,210	-	-	-	322,210
Other Taxes	26,877	-	-	-	26,877
Real Estate Taxes (passed through by landlord)	3,583,630	-	-	-	3,583,630

Other Taxes Payable	5,900,453	-	-	-	5,900,453

STATUS OF POSTPETITION TAXES - OTHER TAXES

	Beginning Tax Liability	Amount Withheld and/or Accrued		Ending Tax Liability
			Amount Paid

Other Taxes
State & Local Income Taxes (1)	$1,374,469	$(96,283)	$-	$1,278,186
Franchise Taxes (1)	566,350	123,200	0	689,550
Business Licenses and Gross Receipts Taxes	-	470,463	(148,253)	322,210
Other Taxes	-	100,562	(73,685)	26,877
Real Estate Taxes (passed through by landlord)	-	3,583,630	-	3,583,630

Total Other Taxes	$1,940,819	$4,181,572	$(221,938)	$5,900,453

(1) Income/Franchise taxes related to the fiscal year ending 2/28/09 are considered "postpetition" taxes because the ending date of the period on which the returns are based is postpetition. Although instructions on the Monthly Operating Report indicate that the beginning balance should be zero if this is the first monthly report, accruals of these postpetition taxes existed prior to the petition date.

CASE NAME: CIRCUIT CITY STORES, INC., ET AL.				ACCRUAL BASIS-5
CASE NUMBER: 08-35653

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc.
Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

		MONTH:	11/10/2008 - 11/30/2008
BANK RECONCILIATIONS
		Account #1	Account #2	Account #3
A. BANK:		see APPENDIX B
B. ACCOUNT NUMBER:					TOTAL
C. PURPOSE (TYPE):
1.	BALANCE PER BANK STATEMENT
2.	ADD: TOTAL DEPOSITS NOT CREDITED
3.	SUBTRACT: OUTSTANDING CHECKS
4.	OTHER RECONCILING ITEMS
5.	MONTH END BALANCE PER BOOKS				$60,286,954
6.	NUMBER OF LAST CHECK WRITTEN

INVESTMENT ACCOUNTS

		DATE OF	TYPE OF	PURCHASE	CURRENT
BANK, ACCOUNT NAME & NUMBER		PURCHASE	INSTRUMENT	PRICE	VALUE
7.	Overnight repos on depository accounts	11/28/2008	repo	$5,197,909	$5,197,909
8.
9.
10.
11.	TOTAL INVESTMENTS			$5,197,909	$5,197,909

CASH

12.	CURRENCY ON HAND				$3,854,677

13.	TOTAL CASH - END OF MONTH				$69,339,540

CASE NAME: CIRCUIT CITY STORES, INC., ET AL.						APPENDIX B
CASE NUMBER: 08-35653
G/L Acct #	Account Name	Bank Acct #	Debtor	Description	Bank Balance	G/L Balance	As of Date	Reconciled as of 11/30/08

101003	Wachovia Circuit City Master	2055275431509	Circuit City Stores, Inc.	Funding Account	145,527	-	11/30/2008	Y
101003	Wachovia Circuit City Main Disbursement	2000045277427	Circuit City Stores, Inc.	Funding Account	33,524	-	11/30/2008	Y
101015	Wachovia Vendor Disbursement	2079920046733	Circuit City Stores, Inc.	Disbursement Account	-	-	11/30/2008	Y
101046	Wachovia American Express	2055302199620	Circuit City Stores, Inc.	Depository Account	-	-	11/30/2008	Y
101063	Wachovia Sublease Lockbox	2055303192189	Circuit City Stores, Inc.	Depository Account	-	-	11/30/2008	Y
101082	BOA CC WC Licensing	1257401034	Circuit City West Coast	Transfer Account	-	-	11/30/2008	Y
101089	Wachovia Fifth Third Bankcard	2055304684528	Circuit City Stores, Inc.	Depository Account	-	-	11/30/2008	Y
101092	BOA Data Mailer (Payroll)	7313200844	Circuit City West Coast	Payroll Account	-	(5,952,827)	11/30/2008	Y
101092	Payroll - Data Mailer Shadow	1233557748	Circuit City West Coast	Payroll Account	-	-	11/30/2008	Y
101095	BOA CC W.C. P/R Main Concentration	1257501029	Circuit City West Coast	Funding Account	228,833	228,833	11/30/2008	Y
101100	Suntrust Concentration	88001883706	Circuit City Stores, Inc.	Funding Account	47,384	-	11/30/2008	Y
101104	Wachovia Store Depository	2010008835100	Circuit City Stores, Inc.	Depository Account	325,676	-	11/30/2008	Y
101117	Chase Store Depository	744447244	Circuit City Stores, Inc.	Depository Account	673,158	22,295,057	11/30/2008	Y
101150	Wachovia Warranty Sales Deposits	2055303237073	Circuit City Stores, Inc.	Depository Account	-	-	11/30/2008	Y
101159	Wachovia Fifth Third Check Collection	2055304993099	Circuit City Stores, Inc.	Depository Account	-	-	11/30/2008	Y
101164	Regions/AmSouth Store Depository	0001933210	Circuit City Stores, Inc.	Depository Account	18,138	81,279	11/30/2008	Y
101200	Wachovia Reverse Affiliates Lockbox	2000023001107	Circuit City Stores, Inc.	Depository Account	-	-	11/30/2008	Y
101207	Bank of America Sky Venture	1257555447	Circuit City Stores, Inc.	Depository Account	100	100	11/30/2008	Y
101210	Wachovia Trading Circuit	2000022979133	Circuit City Stores, Inc.	Depository Account	3,732	-	11/30/2008	Y
101219	Wachovia Corporate Depository	2055305959993	Circuit City Stores, Inc.	Depository Account	-	-	11/30/2008	Y
101236	BOA Store Depository	3750979967	Circuit City Stores, Inc.	Depository Account	1,119,580	30,693,603	11/30/2008	Y
101245	Wachovia Direct Deposit	2000013944038	Circuit City Stores, Inc.	Payroll Account	-	-	11/30/2008	Y
101249	Wachovia Empire Blue Cross	2079920015191	Circuit City Stores, Inc.	Depository Account	-	-	11/30/2008	Y
101254	Wachovia Music Payables	2079900056031	Circuit City Stores, Inc.	Disbursement Account	-	-	11/30/2008	Y
101255	Wachovia Service Payables	2079900056044	Circuit City Stores, Inc.	Disbursement Account	-	-	11/30/2008	Y
101270	Wachovia Purchasing E/P Disbursement	2079900470992	Circuit City Stores Purchasing Co., LLC	Disbursement Account	-	-	11/30/2008	Y
101281	Wachovia Purchasing Co. Concentration	2000022979175	Circuit City Stores Purchasing Co., LLC	Funding Account	4,327	-	11/30/2008	Y
101307	Chase CC Empire Blue Cross	475600266	Circuit City Stores, Inc.	Depository Account	299,014	(175,824)	11/30/2008	Y
101320	American Savings Bank Store Depository	9331006380	Circuit City Stores, Inc.	Depository Account	31,447	233,024	11/30/2008	Y
101332	Suntrust EP Disbursement	8800606660	Circuit City Stores, Inc.	Disbursement Account	-	-	11/30/2008	Y
101345	Wells Fargo Store Depository	4121524672	Circuit City Stores, Inc.	Depository Account	199,895	11,070,926	11/30/2008	Y
101365	Wachovia Corporate Sales Lockbox	2000022990950	Circuit City Stores, Inc.	Depository Account	-	-	11/30/2008	Y
101385	Wachovia Sales Receivables Lockbox	2000028301048	Circuit City Stores, Inc.	Depository Account	-	-	11/30/2008	Y
101401	Banco Popular CCS PR LLC Operating	030475139	Circuit City Stores PR, LLC	Funding Account	5,000	5,000	11/30/2008	Y
101402	Banco Popular Store Depository	030475120	Circuit City Stores PR, LLC	Depository Account	-	227,869	11/30/2008	Y
101403	Banco Popular Disbursement	030475147	Circuit City Stores PR, LLC	Payroll Account	102,986	82,356	11/30/2008	Y
101450	BOA Fleet Retail Finance Collateral Acct	9392853301	Circuit City Stores, Inc.	Collateral Account	31,874,483	-	11/30/2008	Y
101453	Solutran Citizens State Bank Parago Funding Acct	737934	Circuit City Stores, Inc.	Funding Account	5,000	5,000	11/30/2008	Y
101530	Wachovia Ventoux International	2000022979528	Ventoux International	Depository Account	1,050,000	1,050,000	11/30/2008	Y
101580	Wachovia Aviation	2000035264767	Circuit City Stores, Inc.	Depository Account	10,000	-	11/30/2008	Y
101600	Solutran Return Checks	454248-F	Circuit City Stores, Inc.	Funding Account	99,272	431,571	11/30/2008	Y
115185	GECAF Promo	2055305818908	Circuit City Stores, Inc.	Depository Account	-	-	11/30/2008	Y
128065	Paypal Trading Circuit Account	N/A	Circuit City Stores, Inc.	Depository Account	9,963	3,614	11/30/2008	Y
130002	BOA Letter of Credit Payments	4426634580	Circuit City Stores, Inc.	Funding Account	902,374	7,374	11/30/2008	Y
	MPS Bankcard	71706916	Circuit City Stores, Inc.	Depository Account	-	-	11/30/2008	Y
	Wachovia Tourmalet Corp	2000022979858	Tourmalet Corp	Depository Account	-	-	11/30/2008	Y

					37,189,413	60,286,954

CASE NAME: CIRCUIT CITY STORES, INC., ET AL.					ACCRUAL BASIS-6
CASE NUMBER: 08-35653
					MONTH:	11/10/2008 - 11/30/2008
PAYMENTS TO INSIDERS AND PROFESSIONALS

OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID
TO INSIDERS (AS DEFINED IN SECTION 101 (31) (A)-(F) OF THE U.S. BANKRUPTCY CODE)
AND TO PROFESSIONALS. ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF
COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING ALLOWANCE,
TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.

INSIDERS
		TYPE OF	AMOUNT	TOTAL PAID
	NAME	PAYMENT	PAID	TO DATE
1.
2.
3.
4.
5.
6.	TOTAL PAYMENTS
	TO INSIDERS (1)

PROFESSIONALS
		DATE OF COURT				TOTAL
		ORDER AUTHORIZING	AMOUNT	AMOUNT	TOTAL PAID	INCURRED
	NAME	PAYMENT	APPROVED	PAID	TO DATE	& UNPAID *
1.	FTI Consulting, Inc. (2)	12/23/2008	$500,000	$2,750,000	$2,750,000	$383,650
2.	Kirkland & Ellis LLP					96,254
3.	KPMG LLP					75,422
4.	Kurtzman Carson Consultants LLC			164,798	164,798	679,922
5.	McGuire Woods, LLP					255,000
6.	Rothschild Inc.					140,000
7.	Skadden, Arps, Slate, Meagher & Flom, LLP					1,000,000
8.	Wilmer Hale					34,000
9.	Ernst & Young LLP					281,022
	TOTAL PAYMENTS
	TO PROFESSIONALS		$500,000	$2,914,798	$2,914,798	$2,945,270

* INCLUDE ALL FEES INCURRED, BOTH APPROVED AND UNAPPROVED

POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE
PROTECTION PAYMENTS

			SCHEDULED	AMOUNTS
			MONTHLY	PAID	TOTAL
			PAYMENTS	DURING	UNPAID
NAME OF CREDITOR			DUE	MONTH	POSTPETITION
1.	Leases (3)		$25,613,697	$1,181,195	$25,103,348
2.	DIP Credit Facility (4)			734,450,265	826,490,751
3.
4.
5.
6.	TOTAL		$25,613,697	$735,631,460	$851,594,099

(1)	Other than salary, fees and benefit payments made in the ordinary course of business and reimbursements for business expenses, no payments have been made to insiders during the reporting period.

(2)	Only $500,000 of the $2,750,000 paid to FTI was approved by the Court. The $2,250,000 was recovered by the debtor in December.
(3)
The leases line item is made up of hundreds of landlords. As such, only the total amount is reported in this schedule. The unpaid balance remaining at 11/30/2008 represents rent payments due for the period from 11/10/2008 - 11/30/2008; these payments are being held pursuant to a Court order.

(4)	The amounts paid during the month under the DIP credit facility represent the amounts swept from the debtors' bank accounts to repay amounts owed under the facility.

CASE NAME: CIRCUIT CITY STORES, INC., ET AL.			ACCRUAL BASIS-7
CASE NUMBER: 08-35653

		MONTH:	11/10/2008 - 11/30/2008

QUESTIONNAIRE

			YES	NO
1.	HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE
	THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?			X
2.	HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT
	OTHER THAN A DEBTOR IN POSSESSION ACCOUNT?			X
3.	ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR
	LOANS) DUE FROM RELATED PARTIES?		X
4.	HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES
	THIS REPORTING PERIOD?		X
5.	HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE
	DEBTOR FROM ANY PARTY?		X
6.	ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?			X
7.	ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES
	PAST DUE?			X
8.	ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?		X
9.	ARE ANY OTHER POSTPETITION TAXES PAST DUE?		X
10.	ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS
	DELINQUENT?		X
11.	HAVE ANY PREPETITION TAXES BEEN PAID DURING THE
	REPORTING PERIOD?		X
12.	ARE ANY WAGE PAYMENTS PAST DUE?			X

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES," PROVIDE A DETAILED
EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.
3.	Intercompany transactions in the ordinary course of business have given rise to postpetition receivables.
4.	Payments on prepetition liabilities have been made pursuant to first day motions granted by the Bankruptcy Court.
5.	The debtors entered into a debtor-in-possession revolving credit facility on 11/12/08 and drew on that facility during the period covered by this report.
8.	Certain real estate taxes are passed through to the debtors from the landlords. These real estate taxes for the period 11/10/2008 through 11/30/2008 are past due.
9.	Business license taxes that covered both prepetition and postpetition periods were due on or before 11/30 but were not paid.
10.	The rent for active store leases owed for the period 11/10/2008 through 11/30/2008 is past due; these payments are being held pursuant to a Court order.
11.	Pursuant to the first day motions granted by the Bankruptcy Court, the debtors have paid prepetition sales and payroll taxes.

INSURANCE
				YES	NO
1.	ARE WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER
	NECESSARY INSURANCE COVERAGES IN EFFECT?			X
2.	ARE ALL PREMIUM PAYMENTS PAID CURRENT?			X
3.	PLEASE ITEMIZE POLICIES BELOW.

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO," OR IF ANY POLICIES HAVE BEEN
CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN EXPLANATION
BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.
N/A

INSTALLMENT PAYMENTS
PAYMENT AMOUNT
	TYPE OF POLICY	CARRIER	PERIOD COVERED	& FREQUENCY
	Commercial General Liability	Old Republic Insurance Co.	10-01-08/09	$141,622 paid at inception & $141,292 due on 04/01/09
	Auto Liability	Old Republic Insurance Co.	10-01-08/09	$181,882 paid at inception & $180,457 due on 04/01/09
	Aircraft Liability	Global Aerospace, Inc.	09-17-08/09	$78,340 paid at inception
	Excess Liability - Layer 1	National Union Fire Ins. Co.	10-01-08/09	$513,000 paid at inception
	Excess Liability - Layer 2	Lexington Insurance Co.	10-01-08/09	$86,912.50 paid at inception
	Excess Liability - Layer 3	Great American Insurance Co.	10-01-08/09	$60,600 paid at inception
	Excess Liability - Layer 4	Fireman’s Fund Insurance Co.	10-01-08/09	$45,000 paid at inception
	Excess Liability - Layer 5	Great American Assurance Co.	10-01-08/09	$37,500 paid at inception
	Excess Liability - Layer 6	St. Paul Fire and Marine Insurance Co.	10-01-08/09	$37,400 paid at inception
	Excess Liability - Layer 7	Ohio Casualty Insurance Co.	10-01-08/09	$30,805 paid at inception
	Workers’ Compensation & Employer’s Liability	Old Republic Insurance Co.	10-01-08/09	$464,615 paid at inception & $264,229 due on 04/01/09
	Excess Workers' Compensation	Old Republic Insurance Co.	10-01-08/09	$63,874 paid at inception & $63,874 due on 04/01/09
Self Insured Workers' Compensation States:
	California	Department of Industrial Relations - SIP	ongoing	$53,550 paid in July 2008 and $94,830 due in January 2009
	Ohio	Ohio Bureau of Workers' Compensation	ongoing	$4,008 est. due in February 2009
	Washington	Washington Self-Insured Assessments	ongoing	$89,503 est. paid quarterly ($67,127 paid to date)
Monopolistic State Workers' Compensation Policies:
	Wyoming	Wyoming State WC Premium	ongoing	$15,116 est. paid quarterly ($11,337 paid to date)
	Foreign Liability Package	National Union Fire Ins. Co.	01-01-08/09	$6,158 paid at inception
	Business Travel Accident	Zurich American	08-01-08/09	$41,232 paid at inception
	Fiduciary/Crime/K&R	Chubb Group	12-01-07/08	$153,000 paid at inception
	D&O (Traditional) - Primary	CNA	12-01-07/08	$392,500 paid at inception
	D&O (Traditional) - Layer 1	Chubb Group	12-01-07/08	$162,500 paid at inception
	D&O (Traditional) - Layer 2	Great American	12-01-07/08	$160,000 paid at inception
	D&O (Traditional) - Layer 3	Travelers	12-01-07/08	$274,000 paid at inception
	D&O (Traditional) - Layer 4	AXIS	12-01-07/08	$232,900 paid at inception
	D&O (Traditional) - Layer 5	RSUI	12-01-07/08	$196,350 paid at inception
	D&O (Traditional) - Layer 6	Arch	12-01-07/08	$180,000 paid at inception
	D&O (Side A excess) - Primary	XL	12-01-07/08	$425,000 paid at inception
	D&O (Side A excess) - Layer 1	Chubb Group	12-01-07/08	$125,000 paid at inception
	Property - Boiler & Machinery	Continental Casualty Company	08-15-08/09	$31,734 paid at inception
	Property - StockThroughput/Ocean Cargo	National Liability & Fire	09-05-08 - 08-15-09	$91,845 paid at inception
	Property - All Risk	Lexington, Axis, Lloyds of London, Liberty, GEP, Glacier Ins AG, State National, Princeton Excess, Industrial Risk, Lancashire, Landmark AmeriCNA, & Integon Specialty	08-15-08/09	$2,750,701.66 paid at inception